U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 28, 2007
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     1-16137                  16-1531026
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


  9645 Wehrle Drive, Clarence, New York                              14031
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 (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01. Entry into a Material Definitive Agreement
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     On February 28, 2007, Greatbatch, Inc. (the "Company") issued a joint press release with St. Jude Medical, Inc. announcing that both parties have entered into an amended supplier partnering agreement. This amendment becomes effective March 1, 2007, extends the current agreement through 2013 and establishes Greatbatch as the exclusive supplier of battery technology and the critical supplier of filtered feedthrough technology to St. Jude Medical. Additionally, the amendment provides for year over year price reductions on both technologies through collaboration on manufacturing and supply chain efficiencies. The parties have also agreed to jointly develop new technologies, including the introduction of a new low cost power solution to support future market requirements with an implementation date of no later than 2009.

     The Company intends to file a copy of the agreement with its Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2007.


     A copy of the release is furnished with this report as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

     (d)  Exhibits

     99.1 Press Release dated February 28, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 28, 2007                           GREATBATCH, INC.

                                                   By: /s/ Thomas J. Mazza
                                                       -------------------
                                                       Thomas J. Mazza
                                                       Senior Vice President and
                                                       Chief Financial Officer

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EXHIBIT
NUMBER                DESCRIPTION
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99.1                  Press Release of Greatbatch, Inc. dated February 28, 2007.